GEOGRAPHIC INFORMATION (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue from external customers	$ 1,243,638	$ 1,675,875
Net income (loss)	(128,931)	138,040	296,604
Total assets	2,571,264	3,182,417
Canada [Member]
Revenue from external customers	1,227,285	1,661,061
Net income (loss)	90,283	341,127
Total assets	2,439,206	2,874,902
China [Member]
Revenue from external customers	16,353	14,814
Net income (loss)	(219,214)	(203,087)
Total assets	$ 132,058	$ 307,515